UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report - October 13, 2004

HARLEYSVILLE NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

___________________

Pennsylvania	0-15237	23-2210237
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)

483 Main Street
Harleysville, Pennsylvania 19438
(Address of principal executive office and zip code)

(215) 256-8851
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Item 2.02    Results of Operations and Financial Condition

Harleysville National Corporation announced the unaudited, consolidated financial results for Harleysville National Corporation and subsidiaries for the three-month and nine-month periods ended September 30, 2004. On October 13, 2004 Harleysville National Bank issued a press release titled "Third Quarter Earnings Up 15.6% at Harleysville National Corporation," a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits.

Exhibit 99.1: Press Release issued by Harleysville National Corporation dated October 12, 2004 titled "Third Quarter Earnings Up 15.6% at Harleysville National Corporation."

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEYSVILLE NATIONAL CORPORATION

Dated: October 13, 2004          /s/ Michael B. High
    Michael B. High, EVP and Chief Financial Officer

EXHIBIT INDEX

Page

Exhibit 99.1 Press Release dated October 13, 2004, of Harleysville National Corporation (filed pursuant to Item 2.02 hereof).	5

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